Summary of Significant Accounting Policies and Significant Concentrations and Risks	12 Months Ended
Dec. 31, 2014
Summary of Significant Accounting Policies and Significant Concentrations and Risks
Summary of Significant Accounting Policies and Significant Concentrations and Risks

(2)Summary of Significant Accounting Policies and Significant Concentrations and Risks

(a)Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared and presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably and to generate cash flows from operations, and the ability to pursue financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements.

For the year ended December 31, 2014, the Company incurred a net loss of RMB 1,401,335 (US$225,854), and had a total deficit attributable to the Company of RMB 217,364(US$35,032) and a deficit in working capital of RMB 6,752,429 (US$ 1,088,292) as of December 31, 2014. As of December 31, 2014, the Company had cash, cash equivalents and restricted cash of RMB 2,401,458 (US$ 387,045) and short-term borrowings, including current portion of medium-term notes and long-term debt of RMB 10,112,055 (US$1,629,767). The Company’s two major manufacturing subsidiaries, Yingli Energy (China) Co., Ltd. (“Yingli China”) and Baoding Tianwei Yingli New Energy Resources Co., Ltd. (“Tianwei Yingli”), both have medium-term notes that will mature and become payable in 2015. Yingli China’s RMB denominated unsecured three-year medium-term notes of RMB 1.2 billion which matured on May 3, 2015, the principal and interest payments in the aggregate amount of RMB 1.27 billion which matured on May 3, 2015, Tianwei Yingli’s RMB denominated unsecured five-year medium-term notes of RMB 1 billion will mature on October 13, 2015, the principal and interest payments in the aggregate amount of RMB 1.06 billion will become due and payable on October 13, 2015. The liquidity of the Company is primarily dependent on its ability to maintain adequate cash flows from operations, to renew or rollover its short-term borrowings and to obtain adequate external financings to support its working capital and meet its obligations and commitments when they become due.

The Company has carried out a review of its cash flow forecast for the twelve months ending December 31, 2015. In preparing the cash flow forecast, the Company’s management has considered historical cash requirements of the Company, the Company’s expected debt repayment obligations in 2015, the Company’s plan to further reduce operating costs and expenses, as well as the alternative financing plans discussed in detail below. The Company’s management also takes the assumption that there will be no significant decrease of the Company’s shippments of modules and gross profit margin.

Alternative Financing Plans

The Company is currently exploring a variety of alternative financing plans to improve the Company’s liquidity and financial position.

Potential Private Placement of Ordinary Shares of the Company to Major Shareholder or Potential Borrowing from Major Shareholder to Increase Liquidity

The Company has been in on-going discussions with Yingli Power Holding Company Ltd., the major shareholder of the Company (the “Major Shareholder”), with respect to exploring the possibility of either issuing and selling ordinary shares of the Company to the Major Shareholder in a private placement or borrowing from the Major Shareholder or a combination of the two alternatives to potentially provide funding of approximately RMB 500 million to RMB 600 million to the Company. The Company is currently discussing with the Major Shareholder on the transaction structure and terms and conditions of the potential private placement or loan or a combination of the two alternatives.

Liquidating Land Use Right Held by Fine Silicon Co., Ltd. (“Fine Silicon”, one of the Company’s subsidiaries)

Since 2012, the Company started its negotiation with local governmental authorities on appropriate means to liquidate a land use right held by Fine Silicon. Fine Silicon obtained the land use right for a piece of land zoned for industrial use located in Baoding China with a site area of 544,534 square meters for a period of 50 years. The local governmental authorities, based on their new urban development plan for the area, have indicated their interests in reacquiring the land use right from Fine Silicon, rezoning the land for commercial use, and then auctioning off the land to a certain property developer for development of commercial real estates. In April 2015, the local governmental authorities reacquired the land use right from Fine Silicon with the consideration of the land’s historical cost plus relocation expenses (the “Consideration”), which was of RMB588,176. RMB500,000 was received in April 2015. After the land is rezoned and auctioned off to a certain property developer, which is expected to be completed in later 2015, the local government will additionally pay the difference between the auction price and the Consideration aformentioned to Fine Silicon. Based on the Company’s understanding of current market prices for similar land zoned for commercial real estate developments in Baoding, the excess of the auction price over the Consideration is estimated to be in the range of RMB 1,420,000 to RMB 2,220,000.

Debt Restructuring and Introducing Strategic Investors

In order to further improve its liquidity, the Company plans to discuss with certain creditors of the Company’s subsidiaries in China about the possibility of converting their creditors’ rights into equity interests in the Company or its subsidiaries so that the Company could improve its debt-to-equity ratio and reduce cash outflow from debt repayments. The Company is also in discussions with certain investors for potential strategic investments in the Company. Such debt restructuring and strategic investments, if successfully completed, will further increase the liquidity of the Company and improve its debt-to-equity ratio.

Renewal or Rollover of Bank Borrowings

The Company has maintained good credit records and relationships with its major lending banks and other financial institutions in China. To improve its liquidity, the Company plans to negotiate with its major lending banks and other financial institutions in China to either renew or rollover its short-term borrowings upon maturity. The Company’s management has confidence in the Company’s ability to renew or rollover its short-term borrowings when they become due.

There can be no assurance, however, that such expected financing or any other foregoing plans, will be successfully completed or completed on terms acceptable to the Company. The Company’s plans for operations, even if successful, may not result in sufficient cash flow to finance and maintain its business. Facts and circumstances including recurring losses, negative working capital, net cash outflows, and uncertainties on the repayment of the debts raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(b)Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Yingli Green Energy and its subsidiaries.  For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity interest not held by the Company is presented as noncontrolling interests. All significant inter-company balances and transactions have been eliminated upon consolidation.

In 2014, the Company signed several contracts with Yingli PV Investment Group Co., Ltd.(“Yingli PV Group”) to construct all project assets on behalf of the Company.  Each project asset is owned by a specific purpose entity which is owned 100% by Yingli PV Group. According to the aforementioned contracts, 1) The Company could claim the ownership of these PV projects at any time during the PV project construction progress by demanding Yingli PV Group to transfer its 100% equity interests in these project asset companies to the Company; 2) if PV stations are sold to a third party as authorized by the Company, the Company could enjoy all income generated from the sales of the PV station; or 3)if the Company does not claim the ownership, the Company could enjoy all income generated from the operation of the PV station in the future. Given the terms of these contracts, these entities are VIEs and Yingli PV Group is acting as an agent of the Company.  The Company is the primary beneficiary of these VIEs as it has both the ability to make the significant decisions of the VIEs and also, the right to the economic interests of the VIEs.  Total numbers of project assets entities being consolidated under the contract aforementioned were nil and 23 as of December 31, 2013 and 2014.

(c)Significant Concentrations and Risks

Revenue concentrations

The Company’s business depends substantially on government incentives given to its customers.  In many countries in which the Company sells its products, the market of the Company’s products would not be commercially viable on a sustainable basis without government incentives.  This is largely in part caused by the cost of generating electricity from solar power currently exceeding and that is expected to continue to exceed the costs of generating electricity from conventional energy sources. The Company generated approximately 91%, 90% and88% of its total net revenues for the years ended December 31, 2012, 2013 and 2014, respectively, from sales to customers in countries with known government incentive programs for the use of solar products. A significant reduction in the scope or discontinuation of government incentive programs would have a materially adverse effect on the demand of the Company’s products.

A significant portion of the Company’s net revenues are from customers located in the PRC, Japan, the United States of America (“USA”), England and Germany.  Revenues from customers located in in the PRC, Japan, the United States of America (“USA”), England and Germany are as follows:

	Year ended
	December 31, 2012	% of net revenue	December 31, 2013	% of net revenue	December 31, 2014		% of net revenue
	RMB		RMB		RMB	US$

PRC	2,653,341	23%	4,546,482	34%	4,550,915	733,474	35%
Japan	81,911	1%	972,604	7%	2,487,949	400,985	19%
USA	1,600,695	14%	2,906,262	22%	2,301,496	370,934	18%
England	117,381	1%	403,014	3%	998,203	160,881	8%
Germany	4,765,312	42%	2,439,058	18%	671,534	108,232	5%
Total	9,218,640	81%	11,267,420	84%	11,010,097	1,774,506	85%

The Company derived significant revenue from sales outside of the PRC. As a result the Company’s financial performance could be affected by events such as changes in foreign currency exchange rates, trade protection measures and changes in regional or worldwide economic or political conditions.

Management currently expects that the Company’s operating results will, for the foreseeable future, continue to depend on the sale of PV modules to a relatively small number of customers. The Company’s relationships with such key customers have been developed over a short period of time and are generally in their preliminary stages. Any factors adversely affecting the business operations of these customers could have a material adverse effect on the Company’s business and results of operations.

In 2012, 2013 and 2014, sales to the top five customers accounted for approximately 26.0%, 15.2% and 13.9%, respectively, of the Company’s net revenues. There is no individual customer accounting for 10% or more of total revenues for the years ended December 31, 2012, 2013 and 2014, respectively.

As of December 31, 2013 and 2014, the top five outstanding accounts receivable balances (net of provisions) accounted for approximately 20.1% and 27.2%, respectively, of the Company’s total outstanding accounts receivable. No individual customer has accounts receivables balances that accounted for more than 10% of the total balance as of December 31, 2013 and 2014, respectively.

Dependence on suppliers

Polysilicon is the most important raw material used in the production of the Company’s PV products. To maintain competitive manufacturing operations, the Company depends on timely delivery by its suppliers of polysilicon in sufficient quantities.  The Company’s failure to obtain sufficient quantities of polysilicon in a timely manner could disrupt its operations, prevent it from operating at full capacity or limit its ability to expand as planned, which will reduce the growth of its manufacturing output and revenue.

In order to secure a stable supply of polysilicon and other raw materials, the Company makes prepayments to certain suppliers.  Such amounts are recorded as prepayments to suppliers, prepayments to related party suppliers (included in amounts due from and prepayments to related parties), and long-term prepayments to suppliers in the Company’s consolidated balance sheets and amounted to RMB 1,682,521 and RMB 1,681,562 (US$ 271,019) as of December 31, 2013 and 2014, respectively.  The Company makes the prepayments without receiving collateral for such payments.  As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers. As of December 31, 2013 and 2014, advances made to individual suppliers in excess of 10% of total prepayments to suppliers are as follows:

	December 31,
		2013	2014
	Location	RMB	RMB	US$

Supplier A	Singapore	210,343	212,612	34,267
Supplier B	South Korea	158,040	158,613	25,564
Supplier C	Germany	900,821	872,000	140,541
Total		1,269,204	1,243,225	200,372

The Company obtains some equipment used in its manufacturing process from a small number of selected equipment suppliers. In addition, some equipment has been customized based on the Company’s specifications, is not readily available from multiple vendors and would be difficult to repair or replace. If any of these suppliers were to experience financial difficulties or go out of business, the Company may have difficulties in repairing or replacing its equipment in the event of any damage to the manufacturing equipment or a breakdown of the production process. The Company’s ability to deliver products timely would suffer, which in turn could result in order cancellations and loss of revenue.  A supplier’s failure to deliver the equipment in a timely manner with adequate quality and on terms acceptable to the Company could delay its capacity expansion of manufacturing facilities and otherwise disrupt its production schedule or increase its costs of production.  The Company made deposits of RMB122,340 and RMB 327,275 (US$ 52,747) as of December 31, 2013 and 2014, respectively, for the purchase of equipment without receiving collateral for such payments.  As a result, the Company’s claims for such payments would rank only as an unsecured claim, which exposes the Company to the credit risks of the equipment suppliers.

Concentrations of cash balances held at financial institutions

Cash balances include:

	December 31, 2013	December 31, 2014
	RMB equivalents	RMB equivalents
Cash and cash equivalents held by PRC entities

Denominated in RMB	579,288	667,793
Denominated in U.S. dollar (US$)	219,694	11,896
Denominated in European monetary unit (EURO)	49,457	89,678
Denominated in Japanese Yen (JPY)	1	59
Denominated in Great Britain Pound (GBP)	2,111	2,220
Denominated in other currencies:

Cash and cash equivalents held by non-PRC entities
Denominated in RMB	3,232	22
Denominated in US$	126,931	91,635
Denominated in EURO	86,815	45,558
Denominated in JPY	20,733	141,773
Denominated in GBP	881	129
Denominated in other currencies:	14,074	16,141
Total cash and cash equivalents	1,103,217	1,066,904

Restricted cash held by PRC entities
Denominated in RMB	1,476,050	1,298,234
Denominated in US$	168,841	22,902
Denominated in EURO	45,747	9,509
Denominated in CHF	85	—
Denominated in other currencies:
Restricted cash held by non-PRC entities
Denominated in RMB
Denominated in US$	845	—
Denominated in EURO	618	1,625
Denominated in other currencies:	144	134
Total restricted cash	1,692,330	1,332,404

The bank deposits with financial institutions in the PRC are uninsured by any government authority. To limit exposure to credit risk relating to bank deposits, the Company primarily places bank deposits with large financial institutions in the PRC with acceptable credit rating.  As of December 31, 2013 and 2014, the Company had cash balances at three and two PRC individual financial institutions, respectively, that held cash balances in excess of 10% of the Company’s total cash balances. These bank deposits collectively accounted for approximately 41.7%% and 37.2% of the Company’s total cash balances as of December 31, 2013 and 2014, respectively.  Management believes that these financial institutions are of high credit quality.

(d)Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities as well as with respect to the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.  Significant items subject to such estimates and assumptions include the fair values of assets acquired and liabilities assumed in business acquisitions, the useful lives of property, plant and equipment and intangibles with definite lives, recoverability of the carrying values of property, plant and equipment, goodwill and intangible assets, the fair value of share-based payments, the collectibility of accounts receivable, the realizability of inventories, prepayments and deferred income tax assets, the fair values of financial and equity instruments, the accruals for warranty obligations and loss contingency, and provision for inventory purchase commitments.  The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

(e)Foreign Currency

The Company’s reporting currency is the Renminbi (“RMB”). Assets and liabilities of foreign companies whose functional currency is not RMB are translated into RMB using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. Gains and losses resulting from translation of financial statements of foreign companies are recorded as a separate component of accumulated other comprehensive income within shareholders’ equity.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the date of the transaction.  Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet date.  The resulting exchange differences are recorded in “foreign currency exchange gains (losses)” in the consolidated statements of comprehensive loss. Transaction gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are treated in the same manner as translation adjustments and therefore excluded from the determination of net loss.

RMB is not freely convertible into foreign currencies. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (“PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rate adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

For the convenience of readers, certain 2014 RMB amounts have been translated into U.S. dollar amounts at the rate of RMB 6.2046 to US$1.00, the noon buying rate in the City of New York for cable transfers of RMB per U.S. dollar as set forth in the H.10 weekly statistical release of the Federal Reserve Board, as of December 31, 2014. No representation is made that RMB amounts could have been, or could be, converted into U.S. dollars at that rate or at any other certain rate on December 31, 2014, or at any other date.

(f)Cash, Cash equivalents and Restricted Cash

Cash and cash equivalents consist of cash on hand, cash in bank accounts, and interest bearing savings accounts with an initial term of three months or less.

Restricted cash of RMB 1,692,330 and RMB 1,332,404 (US$ 214,745) as of December 31, 2013 and 2014, respectively, represents bank deposits for securing letters of credit and letters of guarantee granted to the Company, primarily for the purchase of inventory and equipment and the guarantee of the offshore bank borrowings. Such letters of credit and letters of guarantee expire within one year. The cash flows from bank deposits as the guarantee of the offshore bank borrowings are reported within cash flows for financing activities in the consolidated statements of cash flows.  The cash flows from the bank deposits relating to purchases of inventory and equipment are reported within cash flows from operating activities and investing activities in the consolidated statements of cash flows, respectively.

(g)Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The allowance for doubtful accounts is based on a review of specifically identified accounts and aging data. Judgments are made with respect to the collectability of accounts receivable balances based on historical collection experience, customer specific facts and current economic conditions.  Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Sale of Accounts Receivable

In 2012, 2013 and 2014, the Company entered into agreements to sell without recourse certain accounts receivable to several PRC banks. The buyer is responsible for servicing the receivables. The accounts receivables were determined to be legally isolated from the Company and its creditors, even in the event of bankruptcy or other receivership and the Company has surrendered control over the transferred receivables. As a result, the accounts receivables were considered sold and were therefore derecognized. The Company received proceeds from the sale of accounts receivable of RMB 223,273, RMB 677,795 and RMB 188,117 (US$ 30,319 ) for the years ended December 31, 2012, 2013 and 2014, respectively, and has included the proceeds in net cash provided by operating activities in the consolidated statements of cash flows. The Company recorded a loss on the sale of accounts receivable of RMB 2,100, RMB11,840 and RMB 8,885 (US$1,432 ) for the years ended December 31, 2012, 2013 and 2014, respectively, which is included in general and administrative expense.

(h)Inventories

Inventories are stated at the lower of cost or market. Cost is determined by using the weighted-average cost method. Cost of work-in-progress and finished goods are comprised of direct materials, direct labour, and an allocation of related manufacturing overhead based on normal operating capacity.

(i)Prepayments to Suppliers

Advance payments for the future delivery of raw materials are made based on written purchase orders detailing product, quantity, pricing and are classified as “prepayments to suppliers” in the consolidated balance sheets. The Company’s supply contracts grant the Company the right to inspect products prior to acceptance. The balance of the “prepayments to suppliers” is reduced and reclassified to ‘‘inventories’’ when inventory is received and passes quality inspection. Such reclassifications of RMB 495,679, RMB 245,906 and RMB 340,007 (US$54,799) for the years ended December 31, 2012, 2013 and 2014, respectively, are not reflected as cash outflows from operating activities.  In addition, the Company agreed with one of its polysilicon suppliers, pursuant to which the Company offset the balance of prepayment to the supplier against the balance of accounts payable in the amount of US$ 23,338 (RMB144,803) during 2013.  As of December 31, 2013 and 2014, prepayments to suppliers of RMB 884,562and RMB 721,651 (US$ 116,309), respectively, representing the portion expected to be utilized after twelve months have been classified as “long-term prepayments to suppliers” in the consolidated balance sheets and relate to prepayments to suppliers for long-term supply agreements with deliveries scheduled to commence beyond the next twelve months at each respective balance sheet date.

(j)Long-lived Assets

Property, Plant and Equipment

Property, plant and equipment are stated at cost.  Depreciation is provided over the estimated useful lives of the asset, taking into consideration any estimated residual value, using the straight-line method.  When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds received thereon. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.  The estimated useful lives of property, plant and equipment are as follows:

Buildings	30 years
Machinery and equipment	4 -25 years
Furniture and fixtures	3 -5 years
Motor vehicles	8 -10 years

Depreciation of property, plant and equipment attributable to manufacturing activities is capitalized as part of the cost of inventory production, and expensed to cost of revenues when the inventory is sold.

Cost incurred in the construction of new facilities, including progress payments and deposits, interest and other costs relating to the construction, are capitalized and transferred out of construction in progress and into their respective asset categories when the assets are ready for their intended use, at which time depreciation commences.

Leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Other leases are accounted for as capital leases. Payments made under operating leases, net of any incentives received by the Company from the leasing company, are charged to the consolidated statements of comprehensive loss on a straight-line basis over the lease periods.

Leases that qualify as capital leases are recorded at the lower of the fair value of the asset or the present value of the future minimum lease payments over the lease term generally using the Company’s incremental borrowing rate. Assets leased under capital leases are included in property, plant and equipment and generally are depreciated over the lease term. Lease payments under capital leases are recognized as a reduction of the capital lease obligation and interest expense.

For a sale-leaseback transaction, an analysis is performed to determine if the Company can record a sale and remove the assets from the balance sheet and recognize the lease; and if so, to determine whether to record the lease as either an operating or capital lease. If the Company has continued involvement beyond a normal lease, the lease is accounted for as a capital lease transaction and the assets and related financing obligation are recognized on the balance sheet.  The Company’s assets under the capital lease transaction were derecognized upon sale at the net book value and rebooked at the financed amount; and the differences between the net book value derecognized and the rebooked financed amount of the assets were deferred and amortized over the lease term.

Accordingly, the asset is depreciated over its estimated useful life in accordance with the Company’s policy.

When the assets transaction does not qualify as a sale-leaseback transaction, it will be treated as financing transactions.

If the sale-leaseback transaction involves assets other than real estate, those are evaluated to determine whether they are considered integral with real estate, in which case the sale-leaseback rules related to real estate are applied.

See note (17) to the consolidated financial statement.

Project assets

Project assets consist primarily of costs relating to solar power projects in various stages of development that are capitalized prior to the sale of the solar power project.  These costs include modules, installation and other development costs.

If a project is completed and begins commercial operation prior to entering into a sales agreement, which is at the point when the solar power plant is connected to grids and begins to generate electricity, costs capitalized in the construction of solar power plants under development will be transferred to solar power plants upon completion and when they are ready for its intended use. Any income generated by such project is accounted for as revenue.

Goodwill and Other Intangible Assets

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill and trademarks, which have an indefinite useful life are not amortized, but instead are tested for impairment at least annually.

Intangible assets, other than trademarks, are amortized on a straight-line basis over the estimated useful lives of the respective assets. The Company’s amortizable intangible assets consist of technical know-how, customer relationships, order backlog and short-term supplier agreements with the following estimated useful lives:

Technical know-how	5.5-6 years
Customer relationships	5.5-6 years
Order backlog	1-1.5 years
Short-term supply agreements	0.5 year

Impairment of Long Lived Assets

Long-lived assets, such as property, plant, and equipment and intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third party independent appraisals, as considered necessary.

Goodwill and intangible assets that are not subject to amortization are tested annually for impairment at December 31, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. For intangible assets that are not subject to amortization, an impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value. For goodwill, the impairment test is a two step test. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the entity must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed.

Intangible assets that are not subject to amortization are tested annually for impairment, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. For intangible assets that are not subject to amortization, an impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value.

Impairment losses provided against property, plant and equipment was RMB200,497 for the year ended December 31, 2012. For the year ended December 31, 2013 and 2014, no impairment loss arose on long lived assets.

Government grant

Government grants are recorded in the balance sheet when they are received and that the Company will comply with the conditions attaching to them.

For the year ended December 31, 2012, 2013 and 2014, the Company received government grants of RMB 213,976, RMB 350,028 and RMB80,849 (US$ 13,030) , respectively, related to the construction of the solar power plants and the procurement of machineries, which were recognized as deferred other income.

These grants are amortized as the related assets are depreciated or amortized. The grants amortized and recorded in “Other Income” in the Consolidated Statement of Comprehensive income amounted to RMB13,310, RMB 53,419 and RMB 49,557 (US$ 7,987 ) for the year ended December 31, 2012, 2013 and 2014, respectively.

(k)Land Use Rights

Land use rights represent the cost of rights to use land in the PRC. Land use rights are carried at cost and charged to expense on a straight-line basis over the respective periods of the rights of 45 - 50 years.

(l)Equity Investments

Investments in entities where the Company does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investee, are accounted for using the equity method of accounting. Under the equity method of accounting, the Company’s share of the investee’s results of operations is included in equity in income of affiliates in the Company’s consolidated statements of comprehensive loss. Equity investments are accounted for under the cost method when the Company does not have the ability to exercise significant influence over the operating and financial policies of the investees. Under the cost method of accounting, the Company records an investment in the equity of an investee as cost, and recognizes as income dividends received that are distributed from net accumulated earnings of the investee since the date of acquisition.

In case the Company sells modules to its equity method investee, the profit derived from the transaction is eliminated to the extent of the Company’s shares in that investee, and the income is credited against “investments in affiliated companies” in the Consolidated Balance Sheets and deferred until the project assets are ultimately sold to the external customers.

The Company recognizes a loss when there is a loss in value of an equity investment which is other than a temporary decline. The process of assessing and determining whether an impairment on a particular equity investment is other than temporary requires a significant amount of judgment. To determine whether an impairment is other-than-temporary, management considers whether the Company has the ability and intent to hold the investment until recovery and whether evidence indicating the carrying value of the investment is recoverable outweighs evidence to the contrary.  Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the decline in value, any change in value subsequent to year end, and forecasted performance of the investee.

(m)Statutory Reserves

In accordance with the relevant laws and regulations of the PRC, PRC enterprises are required to transfer 10% of their after tax profit, as determined in accordance with PRC accounting standard and regulations to a general reserve fund until the balance of the fund reaches 50% of the registered capital of the enterprise. The transfer to this general reserve fund must be made before distribution of dividends can be made.  As of December 31, 2013 and 2014, the PRC subsidiaries of the Company had appropriated RMB 484,077 and RMB 499,383 (US$ 80,486), respectively, to the general reserve fund, which is restricted from being distributed to the Company, and if applicable, to the noncontrolling interests.

(n)Derivative Financial Instruments and Hedging Activities

The Company recognizes all derivative instruments as either assets or liabilities in the balance sheet at their respective fair values. For derivatives designated in hedging relationships, changes in the fair value are either offset through earnings against the change in fair value of the designated hedged item attributable to the risk being hedged or recognized in accumulated other comprehensive income, to the extent the derivative is effective at offsetting the changes in cash flows being hedged until the hedged item affects earnings.

The Company enters into derivative contracts that it intends to designate as a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). For all hedging relationships, the Company formally documents the hedging relationship and its risk management objective and strategy for undertaking the hedge, the hedging instrument, the hedged transaction, the nature of the risk being hedged, how the hedging instrument’s effectiveness in offsetting the hedged risk will be assessed prospectively and retrospectively, and a description of the method used to measure ineffectiveness. The Company also formally assesses, both at the inception of the hedging relationship and on an ongoing basis, whether the derivatives that are used in hedging relationships are highly effective in offsetting changes in cash flows of hedged transactions. For derivative instruments that are designated and qualify as part of a cash flow hedging relationship, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings.  The maximum term over which the Company is hedging exposures to the variability of cash flows for forecasted transaction is 20 months.

The Company discontinues hedge accounting prospectively when it determines that the derivative is no longer effective in offsetting cash flows attributable to the hedged risk, the derivative expires or is sold, terminated, or exercised, the cash flow hedge is designated because a forecasted transaction is not probable of occurring, or management determines to remove the designation of the cash flow hedge.

In all situations in which hedge accounting is discontinued and the derivative remains outstanding, the Company continues to carry the derivative at its fair value on the balance sheet and recognizes any subsequent changes in its fair value in earnings. When it is probable that a forecasted transaction will not occur, the Company discontinues hedge accounting and recognizes immediately in earnings gains and losses that were accumulated in other comprehensive income related to the hedging relationship.

(o)Share-based Payment

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognizes the costs over the period the employee is required to provide service in exchange for the award, which generally is the vesting period.  The Company estimates grant date fair value using the Black Scholes-Merton option pricing model. The Company recognizes compensation cost for an award with only service conditions that has a graded vesting schedule on a straight-line basis over the requisite service period for the entire award, net of estimated forfeitures, provided that the cumulative amount of compensation cost recognized at any date at least equals the portion of the grant date value of such award that is vested at that date.  Forfeiture rates are estimated based on historical and future expectations of employee turnover rates.  The Company applies the fair value method for equity instrument issued to non-employee under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 505-50, Equity-based Payments to Non-employees(“ASC Topic 505-50”).

(p)Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery of the product has occurred, the fee is fixed or determinable and collectibility is reasonably assured.  These criteria as they relate to the sale of the Company’s products or services are as follows:

For all sales, the Company requires a contract or purchase order which quantifies pricing, quantity and product specifications.

For sales of PV modules from PRC to foreign customers, delivery of the products occurs at the point in time the product is delivered to the named port of shipment, which is when the risks and rewards of ownership are transferred to the customer. For sales of PV modules to domestic customers in PRC or by foreign subsidiaries, delivery of the product occurs at the point in time the product is received by the customer, which is when the risks and rewards of ownership have been transferred.

Sales of PV systems consist of the delivery, assembly and installation of PV modules, related power electronics and other components. The Company considers the PV system to be delivered, and the risks and rewards of ownership transferred, when installation of all components is complete and customer acceptance is received. Customer acceptance is evidenced by a signed project acceptance document. The assembly and installation of PV systems is short, generally lasting between 1 to 3 months, and requires advance payments from the customer.

The Company recognizes revenue for solar power station constructed for commercial customers according to ASC 605-35, Revenue Recognition—Construction-Type and Production Type Contracts. Revenue is recognized on a percentage-of-completion basis, based on the ratio of total costs incurred to date to total projected costs.  Provisions are made for the full amount of any anticipated losses on a contract-by-contract basis.  The Company recognized nil loss for these types of contracts for the year ended December 31, 2012, 2013 and 2014. Costs in excess of billings are recorded where costs recognized are in excess of amounts billed to customers of purchased commercial solar power stations. Costs in excess of billings as of December 31, 2013 and 2014 amounted to RMB 216,759 and RMB 20,713 (US$3,338) respectively, and are included in accounts receivable in the consolidated balance sheets.

Other revenue consists primarily of the sale of raw materials. Delivery for the sale of raw materials occurs at the point in time the product is delivered to the customer, which is when the risks and rewards of ownership have been transferred. Delivery is evidenced by a signed customer acceptance form.

Shipping and handling fees billed to customers are recorded as revenues, and the related shipping or delivery costs of RMB320,727, RMB 405,839 and RMB311,356 (US$ 50,181) are recorded as selling expenses for the years ended December 31, 2012, 2013 and 2014, respectively.

Advance payments received from customers for the future sale of inventory are recognized as advances from customers in the consolidated balance sheets. Advances from customers are recognized as revenues when the conditions for revenue recognition described above have been satisfied. Advances from customers have been recognized as a current liability because the amount at each balance sheet date is expected to be recognized as revenue within twelve months.

The sales of the subsidiaries in the PRC are subject to Value added tax (“VAT”) at a general rate at 17%, some of these subsidiaries have also been approved to use the “exempt, credit, refund” method on goods exported providing a tax refund at certain rate. Input VAT on purchases of raw materials and certain fixed assets can be deducted from output VAT. As of December 31, 2013 and 2014, VAT recoverable represents the net difference between output and deductible input VAT and tax refund to be collected.

(q)Research and Development

Research and development costs are expensed as incurred. Its research and development costs consist primarily of compensation and related costs for personnel, material, supplies, equipment depreciation and laboratory testing costs.

(r)Employee Benefits Plans

Pursuant to the relevant PRC regulations, the Company is required to make contributions for each PRC employee at a rate of 20% on a standard salary base as determined by the local Social Security Bureau, to a defined contribution retirement program organized by the local Social Security Bureau. In addition, the Company is also required to make contributions for each PRC employee at rates of 7.5%-10%, 1%-2%, 10%-12% and 1.2%-1.6% of standard salary base for medical insurance benefits, unemployment, housing fund and other statutory benefits, respectively.  Total amount of contributions for the years ended December 31, 2012, 2013 and 2014 was RMB 244,108, RMB266,134 and RMB263,104 (US$ 42,405), respectively.

(s)Warranty Cost

Before September 30, 2011, the Company’s multicrystalline PV modules are typically sold with a two or five-year limited warranty for defects in materials and workmanship, and a 10-year and 25-year warranty guaranteeing 90% and 80% of initial power generation capacity, respectively. With effect from October 1, 2011, the Company implemented a new and improved warranty terms for multicrystalline PV module that guarantees 91.2% and 80.7% of initial power generation capacity for 10 years and 25 years, respectively.  Further, in respect of monocrystalline Panda PV module, the Company guarantees 98.0%, 92.0% and 82.0% of initial power generation for the first year, 10 years and 25 years, respectively. In addition, based on customers’ specific requirements, the Company provides the multicrystalline PV modules with linear-based warranty which guarantees each year’s power output during the twenty-five-year warranty period. The Company bears the risk of warranty claims long after the Company has sold its products and recognized revenues. The Company has sold PV modules since January 2003, and none of the Company’s PV modules has been in use for the entire warranty periods. In connection with the Company’s PV system sales in the PRC, the Company provides a one- to five- year warranty against defects in the Company’s modules, storage batteries, controllers and inverters.

The Company performs industry-standard testing to test the quality, durability and safety of the Company’s products. As a result of such tests, management believes the quality, durability and safety of its products are within industry norms. Management’s estimate of the amount of its warranty obligation is based on the results of these tests, consideration given to the warranty accrual practice of other companies in the same industry and the Company’s expected failure rate and future costs to service failed products. The Company’s warranty obligation will be affected by its estimated product failure rates, the costs to repair or replace failed products and potential service and delivery costs incurred in correcting a product failure.  Consequently, the Company accrues the equivalent of 1% of gross revenues as a warranty liability to accrue the estimated cost of its warranty obligations. To the extent that actual warranty costs differ significantly from estimates, the Company will revise its warranty provisions accordingly.

Actual warranty costs are charged against the accrued warranty liability. Warranty expense is recorded as selling expense.

Changes in the carrying amount of accrued warranty liability are as follows:

	Year Ended December 31,
	2012	2013	2014
	RMB	RMB	RMB	US$

Beginning balance	457,733	555,357	666,946	107,492
Warranty expense for the current year	109,915	125,900	120,780	19,466
Warranty costs incurred or claimed	(12,291)	(14,311)	(39,298)	(6,334)
Total accrued warranty cost	555,357	666,946	748,428	120,624
Less: accrued warranty cost, current portion	35,819	40,632	40,903	6,592
Accrued warranty cost, excluding current portion	519,538	626,314	707,525	114,032

(t)Firm Purchase Commitment

The Company entered into several long-term fixed price contracts to purchase polysilicon to ensure an adequate supply of polysilicon to operate its plants.  These contracts represent firm purchase commitments which are evaluated for potential market value losses. Provision for inventory purchase commitments recognized in 2013 was RMB 480,182, no additional provision was recognized in 2014. See note (19) to the consolidated financial statements.

(u)Income Taxes

Income taxes are accounted for under the asset and liability method.  Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any tax loss and tax credit carry forwards.  Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred income tax assets and liabilities of a change in tax rates or tax laws is recognized in the consolidated statements of comprehensive loss in the period the change in tax rates or tax laws is enacted.  A valuation allowance is provided to reduce the amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Company recognizes in the consolidated financial statements the impact of an unrecognized tax benefit, if the position is not more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax benefits are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.  The Company’s accounting policy is to accrue interest and penalties related to unrecognized tax benefits, if and when required, as interest expense and general and administrative expenses, respectively, in the consolidated statements of comprehensive loss.

(v)Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

The Company is exposed to risks associated with liability claims in the event that the use of the PV products the Company sells results in injury.  The Company does not maintain any third-party liability insurance coverage other than limited product liability insurance or any insurance coverage for business interruption. As a result, the Company may have to pay for financial and other losses, damages and liabilities, including, those in connection with or resulting from third-party product liability claims and those caused by natural disasters and other events beyond the Company’s control, out of its own funds, which could have a material adverse effect on its financial conditions and results of operations.

(w)Segment Reporting

The Company uses the management approach in determining reportable operating segments.  The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions, allocating resources and assessing performance as the source for determining the Company’s reportable segments. Management has determined that the Company has only one operating segment, as that term is defined by FASB ASC Topic 280, Segment reporting.

(x)Earnings Per Share

In accordance with FASB ASC Topic 260, Earnings Per Share, basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share is calculated by dividing net income attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Ordinary equivalent shares consist of the ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method).  Potential dilutive securities are not included in the calculation of dilutive earnings per share if the impact is anti-dilutive.

(y)Fair Value Measurements

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

See note (7) to the consolidated financial statements.

(z)Reclassification of comparative figures

Certain comparative figures have been reclassified to conform to the current year presentation.

(aa)Recently Issued Accounting Standards

In July 2013, the FASB issued ASU No. 2013-11, “Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists,” an amendment to FASB ASC Topic 740, Income Taxes, or “FASB ASC Topic 740.” This update clarifies that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward if such settlement is required or expected in the event the uncertain tax position is disallowed. In situations where a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. For public entities, this ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. . The Company is in the process of evaluating the potentially significant impact of the standard on its consolidated financial statements.

In April 2014, the FASB issued ASU 2014-08, “Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity”. This update changed the threshold for reporting discontinued operations and added new disclosures for disposals. Under the updated guidance, a discontinued operation is defined as a component or group of components that is disposed of or is classified as held for sale and represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results. This ASU is effective prospectively for fiscal years, and interimperiods within those years, beginning after December 15, 2014. This ASU is not reasonably expected in the future to have a material impact on the Group’s consolidated financial statements, because the Group does not have discontinued operations or disposals of components of an Entity”.

In May 2014, the FASB and IASB issued their converged standard on revenue recognition. The objective of the revenue standard ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)” is to provide a single, comprehensive revenue recognition model for all contracts with customers to improve comparability within industries, across industries, and across capital markets. The revenue standard contains principles that an entity will apply to determine the measurement of revenue and timing of when it is recognized. The underlying principle is that an entity will recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. For public companies, the revenue standard is effective for the first interim period within annual reporting periods beginning after December 15, 2016 and early adoption is not permitted. The Company is in the process of evaluating the potentially significant impact of the standard on its consolidated financial statements.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements — Going Concern”. This standard requires management to evaluate for each annual and interim reporting period whether it is probable that the reporting entity will not be able to meet its obligations as they become due within one year after the date that the financial statements are issued. If the entity is in such a position, the standard provides for certain disclosures depending on whether or not the entity will be able to successfully mitigate its going concern status. This guidance is effective for annual periods ending after December 15, 2016 and interim periods within annual periods beginning after December 15, 2016. Early application is permitted. The Company is currently assessing the potentially significant impact of the adoption of the standard on its consolidated financial statements.

The FASB voted on April 1 to propose a deferral of the effective date of the new revenue standard by one year, but to permit entities to adopt one year earlier if they choose (i.e., the original effective date). The FASB decided, based on its outreach to various stakeholders and the forthcoming exposure drafts, which amend the new revenue standard, that a deferral is necessary to provide adequate time to effectively implement the new revenue standard. The IASB has not provided a specific timeline to make a decision regarding a potential delay in the effective date of the standard. It is important to note that the FASB’s proposed deferral is not a final decision. The proposal will be subject to the board’s due process requirement, which includes a period for public comments. For U.S. GAAP public entities, the proposed deferral would result in the new revenue standard being effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2017. The Company is in the process of evaluating the potential significant impact of the standard on its consolidated financial statements.